Exhibit 99.1

 Diversified Growth through Community Leadership  2015 Annual Meeting of Shareholders  10 a.m., May 6, 2015 Alexandria’s at the Lake Ontario Conference and Events Center Oswego, New York

 Diversified Growth through Community Leadership  *  Welcoming Remarks  Chris R. BurrittChairman of the Board

 *  Diversified Growth through Community Leadership  Agenda  Call to Order–Chris Burritt, Chairman of the Meeting  Introduction of President and Corporate Secretary  Introduction of Officers, Directors and Director Nominees  Introduction of Inspector of Election  Presentation of Proposals  Report to Shareholders  Adjournment

 *  Diversified Growth through Community Leadership  Board of Directors    Director Since  David A. Ayoub  2012  William A. Barclay  2011  John P. Funiciello  2011  Adam C. Gagas  2015  George P. Joyce   2000  Thomas W. Schneider, President & CEO  2001  John F. Sharkey, III  2015  Lloyd “Buddy” Stemple  2005  Chris R. Burritt, Chairman  1986

 *  Diversified Growth through Community Leadership  Executive Officers      Current Position Since  Thomas W. Schneider   President & CEO  2000  James A. Dowd, CPA  Senior Vice President & Chief Financial Officer  2000  Melissa A. Miller  Senior Vice President & Chief Operating Officer  2005  Edward A. Mervine, ESQ   Senior Vice President, General Counsel & Corporate Secretary  2002  Ronald Tascarella   Senior Vice President & Chief Credit Officer  2006  Daniel R. Phillips   Senior Vice President & Chief Information Officer  2014

 Diversified Growth through Community Leadership  *  Independent Registered Public Accounting Firm  Jamie L. KeiserBonadio & Company

 *  Diversified Growth through Community Leadership  Business of 2015 Annual Meeting of Shareholders  The Election of Three Directors  John P. FunicielloThomas W. SchneiderLloyd “Buddy” Stemple   An advisory vote on executive compensation (“Say-on-Pay”)An advisory vote on the frequency of future “Say-on-Pay” votesRatification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm

 Diversified Growth through Community Leadership  *  Executive Management Presentation  Thomas W. SchneiderPresident & Chief Executive Officer

 *  Diversified Growth through Community Leadership  Executive Management Presentation  This discussion may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expression are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: Credit quality and the effect of credit quality on the adequacy of our allowance for loan losses;Deterioration in financial markets that may result in impairment charges relating to our securities portfolio; Competition in our primary market areas; significant government regulations, legislation and potential changes thereto;A reduction in our ability to generate or originate revenue-producing assets as a result of compliance with heightened capital standards; Increased cost of operations due to greater regulatory oversight, supervision and examination of banks and bank holding companies, and higher deposit insurance premiums; The limitation on our ability to expand consumer product and service offerings due to anticipated stricter consumer protection laws and regulations: and other risks described herein and in the other reports and statements we file with the SEC.These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

 *  Diversified Growth through Community Leadership  Historic Performance in 2014  Record Net Income of $2.7 million  Raised $24.9 Million in New Capital – Second Step Stock Offering  Opened New Business Banking Office in Downtown Syracuse  FitzGibbons Agency Revenue Increased 19.2%  Total Loans at 12/31/14 of $387.5 Million, 13.4% Growth

Historic Performance in 2014

Record Net Income of $2.7 Million

Net Interest Income Growth of $1.5 Million	9.4%
Noninterest income Growth of $834,000	32.3%

- Top line revenue growth through loan growth
  - Small business lending
  - Commercial real estate
- Maintained Net Interest Margin against compression headwinds

Diversified Growth through Community Leadership
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PathFinder BANCORP, INC.

 *  Diversified Growth through Community Leadership  Enhanced liquidity for common stockImmediately accretive to book value per shareProvides capital for continued growthEliminated a limited structure (MHC)Increased flexibility for mergers and acquisitions  Historic Performance in 2014  Raised $24.9 Million in New Capital – Second Step Stock Offering  Current Ownership

Historic Performance in 2014

Opened New Business Banking Office in Downtown Syracuse

- Concerted efforts since 2006
- Lead with lending activities
- Anticipate increased business deposit gathering capability
- Key personnel and Board Members with extensive Syracuse market experience
- Alignment with centers of influence
- Community interaction driving toward leadership
- Brand awareness



Diversified Growth through Community Leadership
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PathFinder BANCORP, INC.

 *  Diversified Growth through Community Leadership  Historic Performance in 2014  Opened New Business Banking Office in Downtown Syracuse

Historic Performance in 2014

FitzGibbons Agency Revenue Increased 19.2%

- Partnered with the FitzGibbons Agency, LLC in 2013
- Goal of increasing non-interest income and providing deeper services to our customers
- Commercial Line expertise
- Operating in an expanded footprint
- 2015 Huntington Agency acquisition

Diversified Growth through Community Leadership
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PathFinder BANCORP, INC.

 *  Diversified Growth through Community Leadership  Historic Performance in 2014  FitzGibbons Agency Revenue Increased 19.2%

 *  Diversified Growth through Community Leadership  Enhanced geographic footprintRe-urbanization trends in the city of SyracuseFavorable commercial real estate and development trendsCenters of influence and referrals  Historic Performance in 2014  Total Loans at 12/31/14 of $387.5 Million, 13.4% Growth

 *  Diversified Growth through Community Leadership  Abundant CapitalLoan Portfolio DiversificationRevenue DiversificationStrong Competitive Market Position  Positioned for Growth

 *  Diversified Growth through Community Leadership  Positioned for Growth  Abundant Capital    12/31/14  Well-Capitalized (Regulatory Definition)  Total Capital /Risk-weighted Assets  16.60%  >10.00%  Tier 1 Capital /Total Assets  10.55%   >5.00%  Goal: Support growth and expansion activities, while maintaining a strong capital position and exceeding regulatory standards

 *  Diversified Growth through Community Leadership  Positioned for Growth  Loan Portfolio Diversification  Loan Composition  December 31, 2004  December 31, 2014  Residential Real Estate  Commercial Real Estate  Commercial Loans  Municipal Loans  Consumer Loans

 *  Diversified Growth through Community Leadership  Positioned for Growth  Core Revenue Growth

Positioned for Growth

Strong Competitive Market Position

Plaza Office
State Route 104 East, Oswego

Downtown Drive-Thru
34 East Bridge Street, Oswego

Mexico Office
Norman & Main Streets, Mexico

Fulton Office
5 West First Street South, Fulton

Lacona Office
1897 Harwood Drive, Lacona

Central Square Office
3025 East Avenue, Central Square

Cicero Office
6194 State Route 31, Cicero

Pike Block Building Office
109 West Fayette, Syracuse

Main Office
214 West First Street, Oswego


Lacona
Oswego (3)
Mexico
Oswego County
Fulton
Central Square
Onondaga County
Cicero
Syracuse*
NEW YORK
Albany

Diversified Growth through Community Leadership
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PathFinder BANCORP, INC.

 *  Diversified Growth through Community Leadership  Positioned for Growth  Strong Competitive Market Position – #1 Market Share Holder in Oswego County  Source: FDIC Deposit Market Share Report at 6-30-14  2014 Rank  Institution (ST)  Total Deposits ($000)  Market Share (%)  1  Pathfinder Bancorp Inc. (NY)   398,685   33.55%  2  Fulton Savings Bank (NY)   196,681   16.55%  3  Community Bank System Inc. (NY)   162,122   13.64%  4  Bank of America Corp. (NC)   147,490   12.41%  5  NBT Bancorp Inc.(NY)   126,531   10.65%  6  KeyCorp (OH)   109,037   9.18%  7  JP Morgan Chase & Co. (NY)   47,254   3.98%  8  Woodforest Financial Group (TX)   444   0.04%    Total for Institutions in Market   $ 1,188,244

 *  Diversified Growth through Community Leadership  Positioned for Growth  Strong Competitive Market Position – Meaningful Penetration in Onondaga County  Source: FDIC Deposit Market Share Report at 6-30-14  2014 Rank  Institution (ST)  Total Deposits ($000)  Market Share (%)  1  Manufacturers and Traders Trust Company  2,676,650  30.02%  2  KeyBank National Association  1,561,198  17.51%  3  Bank of America, National Association  816,187  9.15%  4  First Niagara Bank, National Association  802,246  9.00%  5  JPMorgan Chase Bank, National Association  790,007  8.86%  6  Solvay Bank  660,155  7.40%  7  Geddes Federal Savings and Loan Association  413,529  4.64%  8  NBT Bank, National Association  377,284  4.23%  9  Berkshire Bank  317,896  3.57%  10  Citizens Bank, National Association  237,010  2.66%  11  Seneca Federal Savings and Loan Association  103,970  1.17%  12  Pathfinder Bank  51,092  0.57%  13  Fulton Savings Bank  41,962  0.47%  14  The Lyons National Bank  32,294  0.36%  15  Community Bank, National Association  30,395  0.34%  16  Adirondack Bank  4,440  0.05%    Number of Institutions in the Market: 16  8,916,315  100%

 Diversified Growth through Community Leadership  *  Executive Management Presentation  James A. Dowd, CPASenior Vice President & Chief Financial Officer

 *  Diversified Growth through Community Leadership  Loan Growth  CAGR 7.96%

 *  Diversified Growth through Community Leadership  Deposit Growth  Includes Brokered Deposits  CAGR 6.22%

 *  Diversified Growth through Community Leadership  Deposit Composition  Includes Brokered Deposits  December 31, 2004  December 31, 2014  Retail  Commercial  Municipal

 *  Diversified Growth through Community Leadership  Rate / Volume Analysis Year Ended December 31, 2014       Volume    Rate    Total Incr/(Decr)   Interest Income:          Loans   $ 1,093    $ (512)   $ 581    Investments   283   (36)  247    Interest-earning Deposits   (19)  7   (12)   Total Interest Income   1,357   (541)  816    Interest Expense:       -    Deposits   52   (574)  (522)   Borrowings   83   (211)  (128)   Total Interest Expense   135   (785)  (650)   Net Change in Net Interest Income    $ 1,222    $ 244    $ 1,466

 *  Diversified Growth through Community Leadership  Net Interest Margin

 *  Diversified Growth through Community Leadership  Revenue and Operating Expense Trends

 *  Diversified Growth through Community Leadership  Stable Asset Quality Metrics    Dec 2010  Dec 2011  Dec2012  Dec 2013  Dec 2014  Non-performing Loans to Total Loans  2.08%  1.55%  1.66%  1.57%  1.61%  Non-performing Assets to Total Assets  1.54%  1.19%  1.25%  1.18%  1.16%  Allowance for Loan Losses to Total Loans  1.28%  1.31%  1.35%  1.48%  1.38%  Allowance for Loan Losses to Non-performing Loans  61.58%  84.18%  81.13%  94.22%  85.50%

 *  Diversified Growth through Community Leadership  Net Income and EPS (Diluted) Growth   Net Income CAGR 11.2%

 *  Diversified Growth through Community Leadership  Return on Average Assets

 *  Diversified Growth through Community Leadership  Return on Average Common Equity

 *  Diversified Growth through Community Leadership  Total Return Performance

 *  Diversified Growth through Community Leadership  2015 1st Qtr Results   Summary Financial Condition at March 31,      2015      2014  Total Loans   $390,613     $348,142   Total Investment Securities   159,893     126,653   Total Assets   606,775     525,846   Total Deposits   483,206     438,352   Shareholders’ Equity   69,970     43,802   Total Capital (to Risk-weighted Assets)   16.11%     13.80%   Nonperforming Loans / Total Loans   1.5%     2.01%

 *  Diversified Growth through Community Leadership  2015 1st Qtr Results   Summary Financial Performance    2015  2014  Change  Total Interest Income  $5,086  $4,715  7.9%  Total Interest Expense  583  695  (16.1%)  Net Interest Income  4,503  4,020  12.0%  Provision for Loan Losses  383  245  56.3%  Total Noninterest Income  865  826  4.7%  Total Revenue  5,368   4,846  10.8%  Total Noninterest Expense  4,223  3,906  8.1%  Income Before Income Taxes  762  695  9.6%  Net Income Available to Common Shareholders  497  489  1.6%  Earnings Per Share - Diluted   $0.12  $0.12

 Diversified Growth through Community Leadership  *  Executive Management Presentation  Thomas W. SchneiderPresident & Chief Executive Officer

Strategic Growth & Profitability Initiatives

- Strategic capital management
- Market expansion
- Organic and balanced growth in loans and deposits
- Improving efficiencies
- Diversifying revenue sources
- Enhancing the customer experience to gain greater depth and breadth within our market

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PathFinder BANCORP, INC.

*  Diversified Growth through Community Leadership  Abundant capital provides flexibility to pursue growth opportunitiesDominant deposit share in primary market – Oswego CountySignificant opportunity for growth in greater Syracuse Second step offering created additional liquidity for stockStable asset quality metrics reflective of approach to underwriting  Investment Rationale

 Diversified Growth through Community Leadership  *  Questions and Discussion

 Diversified Growth through Community Leadership  *  Voting ResultsChris R. Burritt – ChairmanInspector of Elections Report – Edward Mervine

 Diversified Growth through Community Leadership  2015 Annual Meeting of Shareholders  10 a.m., May 6, 2015 Meeting AdjournedThank You for Attending